UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2005

Financial Asset Securities Corp.

(Exact name of registrant as specified in its charter)

Delaware	333-127352-19	06-1442101
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Steamboat Road, Greenwich, Connecticut		06830
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code (203) 625-2700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Completion of Acquisition or Disposition of Assets

Item 2.01 Completion of Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Pool

On December 21, 2005, a single series of certificates, entitled Soundview Home Loan Trust 2005-4, Asset-Backed Certificates, Series 2005-4 (the “Certificates”), were issued pursuant to a pooling and servicing agreement, dated as of November 1, 2005 (the “Agreement”), attached hereto as Exhibit 4.1, among Financial Asset Securities Corp. as depositor (the “Depositor”), Countrywide Home Loans Servicing LP, JPMorgan Chase Bank, National Association and National City Home Loan Services, Inc., as servicers (the “Servicers”) and Deutsche Bank National Trust Company as trustee (the “Trustee”). The Certificates consist of twenty-two classes of certificates (collectively, the “Certificates”), designated as the “Class I-A1 Certificates”, “Class II-A1 Certificates”, “Class II-A2 Certificates”, “Class II-A3 Certificates”, “Class II-A4 Certificates”, “Class M-1A Certificates”, “Class M-1B Certificates”, “Class M-2 Certificates”, “Class M-3 Certificates”, “Class M-4 Certificates”, “Class M-5 Certificates”, “Class M-6 Certificates”, “Class M-7 Certificates”, “Class M-8 Certificates”, “Class M-9 Certificates”, “Class M-10 Certificates”, “Class M-11 Certificates”, “Class C Certificates”, “Class P Certificates”, “Class R Certificates” and the “Class R-X Certificates”. The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”), consisting of a pool of mortgage loans (the “Mortgage Pool'“) of conventional, one- to four- family, fixed rate and adjustable rate, first and second lien mortgage loans having original terms to maturity up to 30 years (the “Mortgage Loans”). The Mortgage Pool consists of Initial Mortgage Loans and Additional Mortgage Loans having an aggregate principal balance of $782,895,240.41 as of November 1, 2005 (the “Cut-off Date”) and the Original Pre-Funded Amounts. The Initial Mortgage Loans and the Additional Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated December 16, 2005, (the “Mortgage Loan Purchase Agreement”) between Greenwich Capital Financial Products, Inc. (the “Seller”) and the Depositor and three Assignment and Recognition Agreements, dated December 21, 2005 (the “Assignment and Recognition Agreements”), among the Seller, the Depositor and Countrywide Home Loans, Inc., Novastar Mortgage Inc. and Meritage Mortgage Corporation (each, an “Originator”), as applicable. The Class I-A1 Certificates, the Class II-A1 Certificates, the Class II-A2 Certificates, the Class II-A3 Certificates, the Class II-A4 Certificates, the Class M-1A Certificates, the Class M-1B Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates, the Class M-6 Certificates, the Class M-7 Certificates, the Class M-8 Certificates and the Class M-9 Certificates were sold by the Depositor to Greenwich Capital Markets, Inc. (the “Underwriter”), pursuant to an Underwriting Agreement, dated December 16, 2005 (the “Underwriting Agreement”) between the Depositor and the Underwriter. The Class M-10 Certificates, the Class M-11 Certificates, the Class R Certificates and the Class R-X Certificates were sold by the Depositor to the Initial Purchaser pursuant to the Purchase Agreement, dated December 21, 2005 (the “Purchase Agreement”) among the Depositor and the Initial Purchaser.

The Certificates have the following initial Certificate Balances and Pass-Through Rates:

Class	Initial Certificate Principal Balance or Notional Amount	Pass-Through Rate
I-A1	$331,971,000.00	Variable
II-A1	$166,699,000.00	Variable
II-A2	$46,020,000.00	Variable
II-A3	$75,247,000.00	Variable
II-A4	$36,572,000.00	Variable
M-1A	$26,784,000.00	Variable
M-1B	$13,392,000.00	Variable
M-2	$32,671,000.00	Variable
M-3	$20,309,000.00	Variable
M-4	$18,102,000.00	Variable
M-5	$17,219,000.00	Variable
M-6	$15,011,000.00	Variable
M-7	$12,362,000.00	Variable
M-8	$11,921,000.00	Variable
M-9	$10,155,000.00	Variable
M-10	$7,505,000.00	Variable
M-11	$8,830,000.00	Variable
C	$32,229,900.00	Variable
P	$100.00	N/A
R	100.00%	N/A
R-X	100.00%	N/A

The Certificates, other than the Class M-10 Certificates, Class M-11 Certificates, Class C Certificates, the Class P Certificates, Class R Certificates and the Class R-X Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated September 26, 2005 and the Prospectus Supplement, dated December 16, 2005, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class M-10 Certificates, Class M-11 Certificates, Class C Certificates, the Class P Certificates, Class R Certificates and the Class R-X Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)	Not applicable
(b)	Not applicable
(c)	Exhibits

Exhibit No.	Description
4.1

Pooling and Servicing Agreement, dated as of November 1, 2005, by and among Financial Asset Securities Corp. as Depositor, Countrywide Home Loans Servicing LP, JPMorgan Chase Bank, National Association and National City Home Loan Services, Inc., as Servicers and Deutsche Bank National Trust Company as Trustee, relating to the Series 2005-4 Certificates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 5, 2006

FINANCIAL ASSET SECURITIES CORP.

	By:	/s/ Frank Skibo
	Name:	Frank Skibo
	Title:	Managing Director

Index to Exhibits

Exhibit No.	Description	Sequentially Numbered Page
4.1	Pooling and Servicing Agreement, dated as of November 1, 2005, by and among Financial Asset Securities Corp. as Depositor, Countrywide Home Loans Servicing LP, JPMorgan Chase Bank, National Association and National City Home Loan Services, Inc., as Servicers and Deutsche Bank National Trust Company as Trustee, relating to the Series 2005-4 Certificates.	7